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                                                                    EXHIBIT 10.8

                                SCHEDULE 4(a)(II)
                         SUB-TENANT ESTOPPEL CERTIFICATE

                                                                January 20, 1999

Taxter Park Associates
130 Liberty Street
New York, NY  10006

     Premises: Second Floor, 565 Taxter Road, Elmsford, NY (the "Property").

         The undersigned, as sub-tenant under that certain sublease dated December 5, 1994 (the "Sublease"), made with KLM Royal Dutch Airlines, as sub-landlord ("Sub-landlord"), does hereby certify to the best of the sub-tenant's knowledge and belief to Taxter Park Associates and its assigns and successors (the "Purchaser") and to any lender or mortgagee of Purchaser with respect to Purchaser's acquisition of the property of which the Demised Premises (as hereinafter defined) form a part:

         1. That the premises leased by Sub-tenant (the "Demised Premises") pursuant to the Lease are described as:

                  7800 square feet on the 2nd floor, at the Property;

         2. That the Lease has not been modified, changed, altered or amended in any respect, except as set forth below, and is the only Lease or agreement between the undersigned and the Sub-landlord affecting the Demised Premises. A true and complete copy of the Lease, together with any and all modifications, amendments and/or assignments thereto, are annexed hereto as Exhibit A. There are no subleases or other agreements with respect to the occupancy of the Demised Premises, or any portion thereof;

         3. That the full name and current mailing address for Sub-tenant, and the address for all notices to tenant, are set forth below:

         4. That the Demised Premises have been completed in accordance with the terms of the Lease, that Sub-tenant has accepted possession of the Demised Premises and that tenant now occupies the same, and is open for business. All improvements, alterations or additions to be constructed on the Demised Premises by Sub-landlord pursuant to the Lease have been completed and accepted by Sub-tenant and any other item of an executory nature has been completed under the terms of the Lease. All contributions required from Sub-landlord for improvements to the Demised Premises have been paid in full to Sub-tenant;

         5. That the original Sublease term began on December 5, 1994 and will expire on December 31, 1999; that Sub-tenant pays rent on a current basis and rent has been paid through January 1999; that no rent has been paid by Sub-tenant for more than one month in advance; that the rent payable under the Lease is the amount of
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                  fixed rent provided thereunder, which is annual fixed rent payable to Sub-landlord per year of $137,018.00; that as of the date hereof, additional rent of $1,462.50 is payable to Sub-landlord on account of utility costs, real estate taxes and operating expenses; that the base amount for such additional rent is $ 0 ; that there is no claim or basis for an adjustment thereto; and that the amounts of fixed and additional rent are being paid on a current basis;

         6. That Sub-tenant has not given the Sub-landlord any notice of any claim arising under the Lease nor any notice of a default on the part of the Sub-landlord under the Lease which has not been cured. There are no defaults by Sub-landlord (to the best of Sub-tenant's knowledge) under the Lease as of the date hereof. As of the date hereof, the undersigned is entitled to no credit, no free rent and no offset, counterclaim or deduction in rent;

         7. That the Lease is not in default and is now in full force and effect and has not been amended, modified or assigned, and the Lease is the only agreement between Sub-landlord and the undersigned regarding the Demised Premises;

         8. That Sub-tenant has paid to Sub-landlord a security deposit of $ 0 , and Sub-tenant has no knowledge of any claim made by Sub-landlord against the security deposit;

         9. That Sub-tenant has no options(s) to renew the Sublease for a period of --- years upon the terms set forth in the Sublease, and that none of such options have been exercised except ---.

         10. That Sub-tenant has no (i) option to expand into additional space in the Property, (ii) right of first refusal of any space in the Property; or (iii) option to acquire all or any part of the property in which the Demised Premises are located;

         11. Except as set forth on Exhibit B, Sub-tenant does not use, store, manufacture, generate, handle or dispose of at the Property, any chemical, element or compound which is identified or classified as a regulated substance, toxic substance, hazardous substance, hazardous waste, pollution, pollutant, toxic pollutant, contaminant, solid waste or special waste ("Hazardous Materials") under any law, ordinance, rule, regulation, order, directive or requirement of any governmental authority ("Laws"), other than small quantities of household cleaning and office supplies. To the extent Hazardous Materials are set forth on Exhibit B, each of such Hazardous Materials is used, stored, manufactured, generated, handled and disposed of in accordance with Laws.

Dated January 20, 1999                               SUB-TENANT:
                                                     Cityscape Corp.

                                                     By: /s/ Peter S. Kucma
                                                         -----------------------
                                                     Name:  Peter S. Kucma
                                                     Title:    President